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                                                                    EXHIBIT 10.1

                     [Letterhead of Ramius Securities, LLC]



January 7, 2002


Onyx Software Corporation
3180-139th Avenue S.E.
Suite 500
Bellevue, Washington 98005
Attention: General Counsel

Dear Mr. Dauber:

In response to your request to terminate the Common Stock Underwriting Agreement between Ramius Securities, LLC and Onyx Software Corporation dated January 4, 2001 (the "Underwriting Agreement") and the Stand-By Purchase Agreement between the same parties as of the same date, we hereby inform you that each of such agreements have been terminated effective immediately. All references to the Purchase Option (as defined in the Underwriting Agreement) are also hereby terminated.

We wish you and the whole team at Onyx all the best in the coming year and always. Please keep us in mind for any future financings.

Sincerely,


/s/ Jeffrey M. Solomon
----------------------------------
Jeffrey M. Solomon
Ramius Securities, LLC
Vice President


ACCEPTED AND AGREED


ONYX SOFTWARE CORPORATION


By:  /s/ Paul Dauber
     -----------------------------
     Name:  Paul Dauber
     Title: General Counsel

cc:  Stephen M. Graham
     Alan C. Smith